Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 598,626,000.00
Previously Paid Amount	0.00
Total Fee Amount	82,670.25
Total Offset Amount	0.00
Net Fee	$ 82,670.25
Final Prospectus	false